TRANSAMERICA FUNDS

Transamerica Small/Mid Cap Value (the “fund”)

Supplement to the Currently Effective Retail Statement of Additional Information

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Contingent upon the change in sub-adviser for Transamerica Small Cap Value, a separate series of Transamerica Funds, effective on or about August 30, 2024 (the “Effective Date”), the following information will supplement and supersede any contrary information contained in the Retail Statement of Additional Information concerning the fund.

SUB-ADVISORY FEES

As of the Effective Date, the following revises the footnote related to the calculation of sub-advisory fees for Systematic Financial Management, L.P. with respect to the small cap sleeve of the fund in the table contained in the “Sub-Advisory Fees” sub-section of the Retail Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.*	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 million up to $1 billion 0.30% in excess of $1 billion

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The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the combined assets of Transamerica Small Cap Value, the portions of the assets sub-advised by Systematic Financial Management, L.P. (“Systematic”) for Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP, and Transamerica Small Cap Value CIT, a series of Great Grey Trust (formerly, Wilmington Trust) Collective Investment Trust that is sub-advised by Systematic.

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Investors Should Retain this Supplement for Future Reference

June 24, 2024